                                                                  Exhibit 10.19

                                                                      EXECUTION


                   FELDMAN PARTNERS, LLC REDEMPTION AGREEMENT

         This FELDMAN PARTNERS, LLC REDEMPTION AGREEMENT made as of August 13, 2004 (this "Agreement"), by and among:

         (a) FELDMAN PARTNERS, LLC, an Arizona limited liability company ("Redeeming Member");

         (b) FELDMAN EQUITIES OF ARIZONA, LLC, an Arizona limited liability company ("FEA");

         (c) FELDMAN EQUITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the "Partnership");

         (d) FELDMAN HOLDINGS BUSINESS TRUST I, a Massachusetts business trust (the "General Partner"); and

         (e) FELDMAN MALL PROPERTIES, INC., a Maryland corporation ("FMP").

Capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Amended and Restated Operating Agreement of Feldman Equities of Arizona, LLC dated as of August 13, 2004 (the "FEA Operating Agreement"), among Redeeming Member, the Partnership, Jeffrey Erhart, Lawrence Feldman and Edward Feldman, each an individual.

                                    RECITALS:

A. Redeeming Member is a member of FEA, a party to the FEA Operating Agreement and currently owns a membership interest in FEA, (such membership interest, Percentage Interest and all right, title and interest of Redeeming Member in and to FEA collectively referred to as the "Membership Interest").

B. Redeeming Member desires to redeem the Membership Interest to FEA in exchange for an assignment by FEA to Redeeming Member of the FP Units (hereinafter defined) and FEA desires to assign to Redeeming Member the FP Units and accept the redemption of the Membership Interest on the terms set forth herein.

C. The FP Units were issued to FEA pursuant to that certain Subscription Agreement dated as of August 13, 2004, by and among FEA, the Partnership and FMP.

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Redemption and FP Units.

1.1 Redemption by Redeeming Member. On the terms hereof and subject to the conditions contained herein, FEA and Redeeming Member hereby agree and consent to the redemption by FEA of the Membership Interest in exchange for the FP Units and the Earnout Right (the "Redemption").

1.2 Closing Date. The Redemption shall take place on the date designated by FEA by notice to the Redeeming Member (the "Closing Date"); provided that such date shall be subsequent to, but not more than five days following, the date on which all of the conditions precedent set forth herein have been satisfied or waived.

1.3      Assumption of LP Agreement; Consent of the General Partner.

         (a) Effective as of the Closing Date, Redeeming Member accepts the assignment of the FP Units from FEA and accepts and adopts the provisions of the LP Agreement and assumes all of the duties and obligations of a Limited Partner (as defined in the LP Agreement) relating to the FP Units, as of the Closing Date.

         (b) On the terms hereof and subject to the conditions precedent contained herein, the General Partner:

             (i) consents to the transfer of the FP Units to Redeeming Member as required pursuant to Section 11.3A of the LP Agreement;

             (ii) confirms that, notwithstanding the terms of Section 11.3C(iii) of the LP Agreement, the transfer of the FP Units to Redeeming Member shall be effective as of the Closing Date;

             (iii) confirms that it is has elected not to exercise its right to require the opinion of counsel described in Section 11.3E of the LP Agreement;

             (iv) acknowledges that this Agreement satisfies all of the requirements of the LP Agreement to fully accomplish the transfer of the FP Units and confirms that Redeeming Member has been admitted as a Substituted Limited Partner (as defined in the LP Agreement); and

             (v) agrees to mark the records of the Partnership to reflect (x) Redeeming Member as the owner of the FP Units and to eliminate FEA from such records as to the FP Units; and (y) that any and all notices relating to the FP Units shall be given to Redeeming Member in accordance with the LP Agreement as follows:

                                    Feldman Partners, LLC
                                    3225 North Central Avenue, Suite 1205
                                    Phoenix, Arizona 85012
                                    Attention: Larry Feldman
                                    Facsimile: 602-277-7774

1.4      Certain Definitions. As used herein:

         (a) "Available Equity Securities" means the aggregate number of OP Units and shares of common stock ("Common Shares"), par value $0.01 per share of FMP available for allocation to the Contributors on the closing of the IPO pursuant to the agreements listed on
             Schedule 1 hereto;

         (b) "Contributors" means (i) Redeeming Member, James Bourg, Scott Jensen, Lawrence Feldman and Jeffrey Erhart (each a "Member"); (ii) members of a Member's immediate family; (iii) a trust held for the benefit of a Member and/or such Member's immediate family; and (iv) an entity that is wholly-owned (directly or indirectly) by a Member and/or such Member's immediate family;


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

         (c) "Earnout Right" means the right granted to the Redeeming Member to receive additional OP Units (the "Earnout Units") from the Partnership upon the terms and conditions set forth in Schedule 2.

         (d) "Earnout Units" has the meaning set forth in the definition of "Earnout Right."

         (e) "FP Units" means an amount of OP Units equal to 48.07860% of the Available Equity Securities (rounded to the nearest whole OP Unit);

         (f) "IPO" means the underwritten initial public offering of FMP of its Common Shares pursuant to an effective registration statement filed with the Securities Exchange Commission;

         (g) "LP Agreement" means that certain First Amended and Restated Agreement of Limited Partnership of Feldman Equities Operating Partnership, LP to be dated as of the date of the IPO closing; and

         (h) "OP Units" means common units of limited partner interest in the Partnership.

1.5      Additional Documents.

         (a) On the date hereof, Redeeming Member shall deliver to the Partnership and FEA a duly completed and executed Form W-9, FIRPTA Affidavit and Accredited Investor Questionnaire, each in the form attached as Exhibit A to this Agreement (this Agreement, the Accredited Investor Questionnaire, Form W-9 and FIRPTA Affidavit collectively referred to as the "Subscription Documents").

         (b) On the Closing Date, (i) the Partnership, FMP and Redeeming Member shall execute a Tax Protection Agreement; and (ii) FMP and Redeeming Member shall execute a Registration Rights Agreement, in each case, substantially in the form of the draft dated August 13, 2004, with such modifications as FMP and/or the Partnership deem necessary in their respective sole discretion.

2. Representations, Warranties and Covenants of Redeeming Member. Redeeming Member hereby acknowledges, represents and warrants to, and covenants and agrees with FEA, the General Partner, the Partnership and FMP that (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):

2.1 Approval of LP Agreement and FMP Organizational Documents. Redeeming Member has reviewed and approved the forms of the LP Agreement, the Charter and by-laws of FMP (as amended from time to time, collectively, the "FMP Organizational Documents"), and Redeeming Member consents to any changes to the LP Agreement and/or the FMP Organizational Documents approved by FMP.

2.2      Uncertainty as to Amount or Value of Available Equity Securities and FP
         Units.

         (a) As of the date of this Agreement, neither FEA, the General Partner, the Partnership nor FMP knows the number or value of the Available Equity Securities and, accordingly, the number or value of the FP Units.


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

         (b) The number and value of the Available Equity Securities and FP Units will depend on a number of factors, including possible acquisitions that the Partnership or an affiliate thereof may accomplish, the valuation that is eventually achieved by FMP in the IPO, and prevailing market and other conditions.

2.3      Authority; Authorization; Execution and Delivery.

         (a) Redeeming Member has full power and authority to enter into the Subscription Documents and to consummate the transactions contemplated by this Agreement.

         (b) The execution and delivery of the Subscription Documents by Redeeming Member and the consummation by Redeeming Member of the transactions contemplated by the Subscription Documents have been duly authorized by all necessary action on the part of Redeeming Member and will not constitute or result in a breach or default under, or conflict with or violate, any agreement or other undertaking, to which Redeeming Member is a party or by which Redeeming Member is bound or with any judgment, decree, statute, order, rule or regulation applicable to Redeeming Member or Redeeming Member's assets, and, if Redeeming Member is not an individual, will not violate any provisions of the organizational or other formation or governing documents of Redeeming Member.

         (c) The Subscription Documents have been duly executed and delivered by Redeeming Member and constitute valid and legally binding obligations of Redeeming Member, enforceable against Redeeming Member in accordance with and subject to their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. The signatures on the Subscription Documents are genuine, and the signatory, if Redeeming Member is an individual, has legal competence and capacity to execute the same, or, if Redeeming Member is not an individual, the signatory has been duly authorized to execute the same on behalf of Redeeming Member.

2.4      Purchase for Investment.

         (a) Redeeming Member is acquiring the FP Units and, if issued, Earnout Units for Redeeming Member's own account (or if Redeeming Member is a trustee, for a trust account) for investment only, and not with a view to or for sale in connection with any distribution of all or any part of such FP Units or Earnout Units (or Common Shares issued by FMP to Redeeming Member in connection with a Redemption (as defined in the LP Agreement) (such Common Shares, "Redemption Shares")).

         (b) Redeeming Member hereby agrees that Redeeming Member shall not, directly or indirectly, transfer all or any part of such FP Units, Redemption Shares or Earnout Units (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the FP Units, Redemption Shares or Earnout Units) except in accordance with (i) the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the regulations thereunder or an exemption from such registration provisions; (ii) any applicable state or non-U.S. securities laws; (iii) the terms of this Agreement; and (iv) the LP Agreement or the FMP Organizational Documents, as applicable.


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

         (c) Redeeming Member understands that (i) Redeeming Member must bear the economic risk of an investment in the FP Units, Redemption Shares and Earnout Units for an indefinite period of time because, among other reasons, the transfer of the FP Units and Redemption Shares and the issuance of Earnout Units have not been registered under the Securities Act and, therefore, the Redemption Shares, Earnout Units and FP Units cannot be sold unless such resale is subsequently registered under the Securities Act or an exemption from such registration is available; and (ii) sales or transfers of the FP Units and Redemption Shares and the issuance of Earnout Units are further restricted by the provisions of the LP Agreement or the FMP Organizational Documents, as applicable, and may be restricted by other applicable securities laws. If at any time the FP Units, Earnout Units or Redemption Shares are evidenced by certificates or other documents, each such certificate or other document shall contain a legend stating that (x) the FP Units, Earnout Units or Redemption Shares, as applicable, (1) have not been registered under the Securities Act or the securities laws of any state; (2) have been issued pursuant to a claim of exemption from the registration provisions of the Securities Act and any state securities law which may be applicable; and (3) may not be sold, transferred or assigned without compliance with the registration provisions of the Securities Act and the regulations thereunder and any other applicable Federal or state securities laws or compliance with applicable exemptions therefrom; and (y) sale, transfer or assignment of such FP Units or Redemption Shares or the issuance of Earnout Units, as applicable, is further subject to restrictions contained in the LP Agreement or the FMP Organizational Documents, as applicable, and such FP Units, Earnout Units or Redemption Shares may not be sold, transferred or assigned unless and to the extent permitted by, and in accordance with, the provisions of the LP Agreement or the FMP Organizational Documents, as applicable.

2.5      Information.

         (a) Redeeming Member has carefully reviewed this Agreement, the forms of the LP Agreement, the Charter and by-laws of FMP. Redeeming Member has been provided an opportunity to ask questions of, and Redeeming Member has received answers thereto satisfactory to Redeeming Member from, FEA, the General Partner, the Partnership and FMP or their respective representatives regarding the terms and conditions of the transfer of the FP Units or the issuance of Earnout Units, and Redeeming Member has obtained all additional information requested by Redeeming Member of FEA, the General Partner, the Partnership and FMP and their respective representatives to verify the accuracy of all information furnished to Redeeming Member regarding the transfer of the FP Units or the issuance of Earnout Units.

         (b) Redeeming Member is not relying on FEA, the General Partner, the Partnership or FMP or any of their respective subsidiaries, affiliates or any of their respective representatives or agents with respect to any tax or other economic considerations involved in connection with the FP Units, Earnout Units or Redemption Shares.

         (c) Redeeming Member has been advised to consult with his or its tax, legal and other advisors regarding the transfer of the FP Units and the issuance of Earnout Units and its effects, the tax consequences of making and not making a subscription hereunder, and has obtained, in Redeeming Member's judgment, sufficient information to evaluate the merits and risks of such subscription and investment.

         (d) Redeeming Member has not been furnished with and has not relied on any oral or written representation from any party other than his or its advisors in connection with the transfer of the FP Units and the issuance of Earnout Units that is not contained in this Agreement.


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

2.6      Economic and Liquidity Risk.

         (a) Redeeming Member has such knowledge and experience in financial and business matters such that Redeeming Member is capable of evaluating the merits and risks of making a subscription for the FP Units and Earnout Units, and that Redeeming Member has evaluated the risks of investing in the FP Units and Earnout Units and has determined that they are a suitable investment for Redeeming Member.

         (b) Redeeming Member understands that an investment in the FP Units, Earnout Units or Redemption Shares is a speculative investment that involves very significant risks and tax uncertainties and that Redeeming Member is prepared to bear all of the economic, tax and other risks of an investment in the FP Units, Earnout Units or Redemption Shares for an indefinite period of time, and is able to withstand a total loss of Redeeming Member's investment in the FP Units, Earnout Units or Redemption Shares.

         (c) Redeeming Member has adequate net worth and no need for liquidity in his investment in the FP Units, Earnout Units or Redemption Shares.

2.7 Eligibility; Accredited Investor Status. Redeeming Member is an "accredited investor" as defined in Regulation D under the Securities Act. Redeeming Member will, upon request, execute, deliver and/or provide any additional documents deemed by the General Partner, the Partnership or FMP to be necessary or desirable to confirm Redeeming Member's such status.

2.8      Ownership of the Membership Interest.

         (a) Redeeming Member has good and marketable title to the Membership Interest, free and clear of all pledges, claims, liens, restrictions, charges, encumbrances, security interests, conditional sales agreements and other obligations of any kind or nature. Redeeming Member shall not sell, convey, assign or otherwise transfer all or any portion of the Membership Interest prior to the Closing Date.

         (b) Redeeming Member is not and will not be (i) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (ii) a "plan" within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or
             (iii) any person or entity whose assets include or are deemed to include the assets of any such "employee benefit plan" or "plan" by reason of Section 2510.3-101 of the Regulations of the U.S. Department of Labor or otherwise. Redeeming Member will, upon request, execute, deliver and/or provide any additional documents deemed by the General Partner, the Partnership, FMP or FEA to be necessary or desirable to confirm the foregoing.

2.9 Residence; Etc. The signature pages attached to this Agreement correctly set forth

         (a) if Redeeming Member is a natural person, the principal residence of Redeeming Member;

         (b) if Redeeming Member is a corporation, partnership, limited liability company, business trust or other entity (an "Entity"), the place of business (or, if there is more than one place of business, the chief executive office) of Redeeming Member;

         (c) if Redeeming Member is an Entity other than a general partnership, the state of incorporation, organization or formation of Redeeming Member;


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

         (d) if Redeeming Member is a trust (other than a business trust), the principal residence and place of business (or, if there is more than one place of business, the chief executive office) of each trustee of Redeeming Member that is a natural person; and

         (e) if Redeeming Member is a trust (other than a business trust), the place of business (or, if there is more than one place of business, the chief executive office) and state of incorporation, organization or formation of each trustee of Redeeming Member that is an Entity.

2.10 Status as Foreign Person. Redeeming Member is not a foreign person and is not owned directly or indirectly, in whole or in part, by a foreign person as determined for purposes of Section 1445 of the Code, and the regulations promulgated thereunder.

2.11 Continuing Efforts. Subject to the terms and conditions herein provided, Redeeming Member covenants and agrees to use its best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

2.12 No Brokers or Finders. Redeeming Member has not entered into any agreement and is not otherwise liable or responsible to pay any brokers' or finders' fees or expenses to any person or Entity with respect to this Agreement or the FP Units.

3. Representations, Warranties and Covenants of FEA. FEA hereby acknowledges, represents and warrants to, and covenants and agrees with, Redeeming Member that (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):

3.1      Authority; Authorization; Execution and Delivery.

         (a) FEA has full power and authority to enter into this Agreement and to consummate the transactions contemplated herein.

         (b) The execution and delivery of this Agreement and the consummation by FEA of the transactions contemplated herein have been duly authorized by all necessary action on the part of FEA.

         (c) This Agreement has been duly executed and delivered by FEA and constitutes the valid and legally binding obligations of FEA, enforceable against FEA in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

3.2 FP Units. Immediately prior to the Redemption, FEA will own the FP Units, free and clear of all liens, claims and encumbrances.

3.3 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided, FEA covenants and agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

4. Survival. The representations, warranties, covenants and agreements contained in this Agreement and the Accredited Investor Questionnaire shall survive the consummation of the transactions contemplated herein.


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

5. Conditions to Consummation by FEA. The obligations of FEA to consummate the Redemption are subject to the fulfillment of the conditions set forth in this Article 5, any one or more of which may be waived by the
         Partnership:

5.1      Closing of the IPO. The closing of the IPO shall have occurred.

5.2 Mutual Performance. The mutual performance by the relevant parties of their obligations contained in the Subscription Agreement described in
         Schedule 1.

5.3 Representations, Warranties and Covenants. The representations and warranties of Redeeming Member contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date unless expressly stated herein to be made as of a specified date. Redeeming Member shall have performed in all material respects all obligations required to be performed by him or it under this Agreement at or prior to the Closing Date.

5.4 Closing Documents. Redeeming Member shall have duly executed and delivered to FEA on or prior to the Closing Date all documents that are reasonably requested by FEA to effectuate the transactions contemplated hereby, including but not limited to the Subscription Documents.

6. Conditions to Consummation by Redeeming Member. The obligations of Redeeming Member to consummate the Redemption and receive the FP Units pursuant this Agreement are subject to the fulfillment of the following conditions (which may be waived by him or it):

6.1 Mutual Performance. The mutual performance by the relevant parties of their obligations contained in the Subscription Agreement described in
         Schedule 1.

6.2 Representations, Warranties and Covenants. The representations and warranties of FEA contained herein shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date unless expressly stated therein to be made as of a specified date. FEA shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

7.       Indemnity.

7.1 Redeeming Member hereby agrees to indemnify and defend the General Partner, the Partnership, FEA and FMP and their respective direct and indirect partners, members, shareholders, officers, directors and affiliates (each, an "Indemnified Party") against and to hold them harmless from any and all damage, loss, liability and expense incurred or suffered by any Indemnified Party arising out of or based upon the inaccuracy of any representation or warranty or breach of any covenant or agreement made or to be performed by Redeeming Member pursuant to the Subscription Documents.

7.2 FEA hereby agrees to indemnify and defend the Redeeming Member against any and all damage, loss, liability and expense incurred or suffered by it or him out of or based upon the inaccuracy of any representation or warranty or breach of any agreement made or to be performed by FEA pursuant to this Agreement.


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

8. Tax Treatment.

8.1 The Redemption. It is intended for federal income tax purposes that the contribution, transfer, conveyance and assignment effectuated pursuant to this Agreement when taken together with the transactions to be effectuated pursuant to the agreements listed in Schedule 1, shall be treated as a merger of FEA with and into the Partnership in "assets-over" form pursuant to Treasury Regulation Section 1.708-1(c)(3). To the extent Redeeming Member's transfer in accordance with this Agreement is treated as a "disguised sale" pursuant to
         Section 707 of the Code, or the Treasury Regulations thereunder, such transfer shall be treated as a purchase of the "sold interest" by the Partnership directly from Redeeming Member in accordance with the provisions of Treasury Regulation Section 1.708-1(c)(4) and Code
         Section 741. Redeeming Member expressly consents to such tax treatment with respect to its "sold interest." Based on the above, the Partnership and Redeeming Member agree that the transaction shall be treated for federal income tax purposes as if Redeeming Member sold the "sold interest" in FEA to the Partnership, FEA then transferred its assets and liabilities (except to the extent attributable to the "sold interests") to the Partnership in exchange for the FP Units, and then FEA liquidated, distributing the FP Units (other than with respect to their "sold interests") and distributing the balance of its assets and liabilities to the Partnership in redemption of the "sold interests" acquired by the Partnership.

8.2 The Earnout Units. The Partnership agrees to treat the issuance of the Earnout Units as an adjustment to the initial consideration issued and distributed to the Redeeming Member pursuant to Section 8.1 above.

9. Power of Attorney; Amendments to Operating Agreement and LP Agreement. By executing this Agreement, Redeeming Member hereby irrevocably constitutes and appoints the General Partner (or a substitute appointed by the Partnership) as his or its attorney-in-fact and agent with full power of substitution to take any and all actions and execute the LP Agreement and any and all such amendments to the FEA Operating Agreement, the LP Agreement and any other document and agreement relating to the FP Units, on Redeeming Member's behalf and in Redeeming Member's name, as the Partnership may deem necessary or desirable.

10. Termination. This Agreement shall terminate automatically if the Closing Date has not occurred within two years after the date of this Agreement.

11.      General Provisions.

11.1 Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought; provided that Redeeming Member hereby agrees to future modifications of this Agreement as may be reasonably proposed by FEA, the General Partner, the Partnership or FMP, provided that such modifications do not have any negative impact on the tax position of Redeeming Member.

11.2 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:


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


                 If to Redeeming Member:               Feldman Partners, LLC
                                                       3225 North Central Avenue, Suite 1205
                                                       Phoenix, Arizona 85012
                                                       Attention:  Larry Feldman
                                                       Facsimile:  602-277-7774

                 If to the General Partner,            Insert applicable addressee:
                 Partnership, FEA or FMP:              [Feldman Holdings Business Trust I]
                                                       [Feldman Equities Operating Partnership, LP]
                                                       [Feldman Mall Properties, Inc.]
                                                       [Feldman Equities of Arizona, LLC]
                                                       3225 North Central Avenue, Suite 1205
                                                       Phoenix, Arizona 85012
                                                       Attention:  Larry Feldman
                                                       Facsimile:  602-277-7774

                                                       in each case, with a copy to:

                                                       Clifford Chance US LLP
                                                       31 West 52nd Street
                                                       New York, New York  10019
                                                       Attention:  Jay L. Bernstein, Esq.
                                                       Facsimile:  212-878-8375


All such notices, requests and other communications will (a) if delivered personally to the applicable addressees as provided in this Section 11.2, be deemed given upon delivery; (b) if delivered by facsimile transmission to the applicable facsimile numbers as provided in this Section 11.2, be deemed given upon receipt; and (c) if delivered by mail to the applicable addressees as provided in this Section 11.2, be deemed given upon receipt or refusal (in each case regardless of whether such notice, request or other communication is received by any other Entity or person to whom a copy of such notice is to be delivered pursuant to this Section 11.2). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto in accordance with this Section 11.2.

11.3 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If Redeeming Member is itself more than one person, the obligations of such persons shall be joint and several and the acknowledgements, representations, warranties, covenants and agreements herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

11.4 Entire Agreement. The Subscription Documents and the documents referred to therein contain the entire agreement of the parties with respect to the Redemption and the subscription by Redeeming Member of the FP Units, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein or therein.

11.5 Ambiguity. The parties hereto agree that any ambiguity with respect to the Redemption or the rights or obligations of the parties under this Agreement shall be resolved by the Board of Directors of FMP, which resolution shall be binding on the parties.

11.6 Assignability. This Agreement is not transferable or assignable by any party hereto. This Agreement shall be for the benefit of the parties hereto.

11.7 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

11.8 Counterparts. This Agreement may be executed by facsimile signature and through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

11.9 Further Assurances. Redeeming Member will, from time to time, execute and deliver to the General Partner, the Partnership, FEA and/or FMP all such other and further instruments and documents and take or cause to be taken all such other and further action as the General Partner, the Partnership, FEA, and/or FMP may reasonably request in order to effect the transactions contemplated by this Agreement. Without limiting the foregoing, the General Partner, the Partnership or FMP may request from Redeeming Member such additional information as it may deem necessary to evaluate the eligibility of Redeeming Member to acquire the FP Units, and may request from time to time such information as it may deem necessary to determine the eligibility of Redeeming Member to hold the FP Units or Redemption Shares or to enable the General Partner, the Partnership or FMP to determine Redeeming Member's compliance with applicable regulatory requirements or tax status, and Redeeming Member shall provide such information as may reasonably be requested.

11.10 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

11.11 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

11.12 Expenses. Each of the parties hereto agrees to pay the expenses incurred by it in connection with the negotiation, preparation, review, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the fees and expenses of counsel to such party.

         [The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


THE GENERAL PARTNER:                                                    REDEEMING MEMBER:
-------------------                                                     ----------------
FELDMAN HOLDINGS BUSINESS TRUST I,                                      FELDMAN PARTNERS, LLC,
a Massachusetts business trust                                          an Arizona limited liability company

By: __________________                                                  By: ____________________
    Name:                                                                   Name: Lawrence Feldman
    Title:                                                                  Title: Manager


THE PARTNERSHIP:                                                        FMP:
---------------                                                         ---

FELDMAN EQUITIES OPERATING PARTNERSHIP, LP,                             FELDMAN MALL PROPERTIES, INC.,
a Delaware limited partnership                                          a Maryland corporation

By: Feldman Holdings Business Trust I,                                  By:________________________
    a Massachusetts business trust and its general partner                 Name:
                                                                           Title:
     By:________________________
        Name:
        Title:

FEA:
---
FELDMAN EQUITIES OF ARIZONA, LLC,
an Arizona limited liability company

By: __________________
    Name:
    Title:


                                   Schedule 1
                                   ----------


1. Feldman Partners, LLC Redemption Agreement dated as of August 13, 2004, among Feldman Partners, LLC, an Arizona limited liability company ("FP"), Feldman Equities of Arizona, LLC, an Arizona limited liability company ("FEA"), Feldman Equities Operating Partnership, LP, a Delaware limited partnership (the "Partnership"), Feldman Holdings Business Trust I, a Massachusetts business trust (the "General Partner"), and Feldman Mall Properties, Inc., a Maryland corporation ("FMP").

2. Recapitalization Agreement dated as of August 13, 2004, among James Bourg, Scott Jensen, the Partnership and FMP.

3. Subscription Agreement dated as of August 13, 2004, among the Partnership, FMP and FEA.

4. Erhart Redemption Agreement dated as of August 13, 2004, among Jeffrey Erhart, FEA, the Partnership, the General Partner and FMP.

5. Irrevocable Contribution Agreement dated as of August 13, 2004, among Lawrence Feldman, the Partnership, the General Partner, FMP and FEA.

6. FEGP Merger Agreement dated as of August 13, 2004, among Feldman Equities General Partner Inc., a Pennsylvania corporation, Feldman Equities General Partner Merger Inc., a Pennsylvania corporation, FMP and FP.

7. FHGP Merger Agreement dated as of August 13, 2004, among Feldman Harrisburg General Partner Inc., a Pennsylvania corporation, Feldman Harrisburg General Partner Merger Inc., a Pennsylvania corporation, FMP and FP.

                                   Schedule 2
                                   ----------

                                  Earnout Units
                                  -------------

At the closing of the IPO, the agreement of limited partnership of the Partnership shall include provisions that provide for the issuance of the Harrisburg Earnout Units and Foothills Earnout Units to the Earnout Participant substantially based on the following:

1. Definitions. As used herein:

                  (i) "Capitalized Base Rent" means the quotient obtained by dividing (x) the average annual net base rental payable under the applicable lease for the entire non-cancelable portion of the term thereof (excluding any initial "free rent" period of 120 days or less) divided by (y) eight percent (8%).

                  (ii) "Earnout Participant" means Feldman Partners, LLC, an Arizona limited liability company.

                  (iii) "Earnout Term" means the period commencing on the date of the closing of the IPO and ending on the earliest of (A) December 31, 2009;
(B) the date of the closing of a Property Sale; and (C) the date of the closing of the Interest Sale.

                  (iv) "Expansion Lease" means a lease demising all or a portion of the Expansion Parcels.

                  (v) "Expansion Parcels" shall mean the Foothills Mall expansion parcels described on Annex A attached hereto.

                  (vi) "Expansion Parcel Event" has the meaning set forth in
Section 3.

                  (vii) "FMP" means Feldman Mall Properties, Inc., a Maryland corporation, together with its subsidiaries.

                  (viii) "Foothills Earnout Units" means any OP Units issued to the Earnout Participant pursuant to an Expansion Parcel Event or a Pad Event.

                  (ix) "Hard Costs" means the aggregate costs of all construction materials, direct labor charges, general contractor fees (without overhead and profit) relating to all site work, grading and utility connections.

                  (x) "Harrisburg Earnout Units" has the meaning set forth in
Section 2.

                  (xi) "Harrisburg IRR" means the IRR achieved by FMP from all funds received from the Harrisburg Partnership based on an assumed investment of $8,485,600 from the date of the closing of the IPO through the end of the Earnout Term, provided, however, that, (x) if any Management Fees are received by FMP related to the Harrisburg Property; and (y) if FMP makes additional capital contributions to or receives cash flow and/or capital distributions from the Harrisburg Partnership, in each case, the foregoing IRR calculation shall take the amount and date of Management Fees, capital contributions and/or cash flow and/or capital distributions into account in determining the Harrisburg IRR. In addition:

                           (1) if no Property Sale or Interest Sale has occurred
prior to December 31, 2009, there shall also be included in the calculation of the Harrisburg IRR the amount that FMP would have received under the terms of the Harrisburg Partnership Agreement if the Harrisburg Property were sold (without any sale expenses such as brokerage commissions, loan prepayment fees, transfer taxes or closing costs) on December 31, 2009 for an amount equal to the Harrisburg NOI divided by nine percent (9%) and the Harrisburg Partnership had then dissolved and distributed all of its assets to its respective partners concurrently with such date;

                           (2) if a Property Sale has occurred prior to December
31, 2009, there shall also be included in the calculation of the Harrisburg IRR the amount of proceeds received by FMP under the Harrisburg Partnership Agreement in connection with such sale based on the assumption that the Harrisburg Partnership is dissolved and all of its assets are distributed to its respective partners concurrently with the closing of the Property Sale;

                           (3) if an Interest Sale has occurred prior to
December 31, 2009, there shall also be included in the calculation of the Harrisburg IRR the amount that FMP would receive under the terms of the Harrisburg Partnership Agreement if the Harrisburg Property were sold (without any sale expenses such as brokerage commissions, loan prepayment fees, transfer taxes or closing costs) for an amount equal to the purchase price that the Harrisburg Property would have to be sold for in order for the seller in the Interest Sale to have received from such assumed sale of the Harrisburg Property an amount equal to the purchase price received by such seller in the Interest Sale, where the Harrisburg Partnership is deemed to dissolve and distribute all of its assets to its respective partners concurrently with the closing of the Interest Sale; and

                           (4) if both an Interest Sale and a Property Sale
occur concurrently, the foregoing calculation shall be based on the Property
Sale.

                  (xii) "Harrisburg NOI" means the total actual property revenues of the Harrisburg Property for calendar year 2009 (excluding non-cash income such as straight-line rent, but including all rent that accrues to the calendar year 2009) less the Property Related Expenses.

                  (xiii) "Harrisburg Partnership" means Feldman Lubert Adler Harrisburg LP, a Pennsylvania limited partnership, the owner of the Harrisburg Property.

                  (xiv) "Harrisburg Partnership Agreement" means the agreement of limited partnership of the Harrisburg Partnership in effect as of the date of the closing of the IPO.

                  (xv) "Harrisburg Property" means the land and improvements commonly known as Harrisburg Mall, Harrisburg, Pennsylvania.

                  (xvi) "Independent Directors" means the independent directors of the Board of Directors of FMP as determined by the rules and regulations of the New York Stock Exchange then in effect.

                  (xvii) "Interest Sale" means a sale of FMP's interest in the Harrisburg Property or FMP's acquisition of the interests of the partnership interests of all or substantially all of the other partners in the Harrisburg Partnership.

                  (xviii) "IPO" means the initial public offering of the common shares of FMP.

                  (xix) "IPO Price" means the initial public offering price as shown on the cover page of the final prospectus used in FMP's IPO as adjusted for stock splits, special dividends or distributions or other similar adjustments to the capital structure of FMP.

                  (xx) "IRR" means an internal rate of annual return (compounded quarterly) calculated on the basis stated in the Harrisburg Partnership Agreement, except as otherwise provided in this Agreement.

                  (xxi) "IRR Excess" means fifty percent (50%) of the excess, if any, of (a) the amounts received or deemed received by FMP in calculating the Harrisburg IRR over (b) the amounts required to be received or deemed received by FMP in order to obtain a Harrisburg IRR of sixteen percent (16%), with such amount to be determined upon the expiration of the Earnout Term.

                  (xxii) "Management Fees" means collectively, management fees, leasing commissions and construction management fees.

                  (xxiii) "Lease-Up Condition" means with respect to the applicable lease, that the tenant under such lease has taken occupancy of the space demised thereunder and has commenced the payment of rent therefor.

                  (xxiv) "Pad" shall mean the Foothills Mall Pad described on Annex B attached hereto.

                  (xxv) "Pad Event" has the meaning set forth in Section 3.

                  (xxvi) "Pad Lease" means a lease demising the Pad.

                  (xxvii) "Partnership" Feldman Equities Operating Partnership, a Delaware limited partnership.

                  (xxviii) "Percentage Interest" means seventy percent (70%).

                  (xxix) "Property Related Expenses" means all normal and customary operating expenses of the Harrisburg Mall which are expensed for GAAP accounting purposes, but specifically excluding: (a) any non-cash items such as depreciation and amortization; (b) any Management Fees related to the Harrisburg Property (whether or not such fees are payable to FMP); and (c) debt service payments and reserves, if any.

                  (xxx) "Property Sale" means a sale of the Harrisburg Property.

                  (xxxi) "OP Units" means units of limited partner interest in the Partnership.

2.       Harrisburg Mall.

         (a) NOI Calculation. Unless an Interest Sale or a Property Sale has previously occurred, within thirty days after December 31, 2009, FMP shall calculate the Harrisburg NOI (the "NOI Calculation") for the calendar year 2009.

         (b) Review and Approval of NOI Calculation. The NOI Calculation shall be performed by FMP's accounting staff and shall be reviewed by FMP's independent accountants whose review shall be deemed final and binding absent manifest error and fraud.

         (c) Harrisburg Earnout Units.

                  (i) Within thirty (30) days after the expiration of the Earnout Term, the Partnership shall issue to the Earnout Participant an amount of OP Units (rounded to the nearest OP Unit), if any, equal to the product obtained by multiplying (x) its Percentage Interest by (y) the quotient obtained by dividing the IRR Excess by the IPO Price.

                  (ii) Upon distribution of Harrisburg Earnout Units hereunder, the Partnership or FMP shall have no further obligations under this paragraph. The additional OP Units issued hereunder shall be referred to as the "Harrisburg Earnout Units."

         (d) Property Sale and Interest Sale. Notwithstanding anything contained herein, any decision to effect a Property Sale or Interest Sale shall be subject to the determination by the Board of Directors of FMP (including a majority of the Independent Directors) that the proposed transaction is on commercially reasonable terms.

         (e) Limit on Harrisburg Earnout Units. Notwithstanding anything to the contrary contained in Section 2(c), in no event shall the number of Harrisburg Earnout Units exceed the product obtained by multiplying (x) its Percentage Interest by (y) the quotient obtained by dividing $6,000,000 by the IPO Price.

         (f) Indebtedness Secured by Harrisburg Property. The review and approval of the Board of Directors of FMP (including a majority of the Independent Directors) shall be required prior to the consummation of any borrowing by the owner of the Harrisburg Property or its partners where the aggregate indebtedness secured by the Harrisburg Property or partnership interests therein exceeds Forty-Three Million Sixty Thousand Dollars ($43,060,000).

         (g) Issuance of Harrisburg Earnout Units. In the event Harrisburg Earnout Units are to be issued to the Earnout Participant, the Partnership shall promptly cause such Harrisburg Earnout Units to be issued and the agreement of limited partnership of the Partnership shall be amended to reflect such issuance. The Earnout Participant shall be entitled to review and/or audit FMP's records pertaining to calculation of the Harrisburg Earnout Units.

3.       Foothills Mall.

         (a) Expansion Parcels.

                  (i) Expansion Event. Subject to the terms of this Section 3(a), the Earnout Participant shall receive an amount of OP Units (rounded to the nearest OP Unit) with respect to each sale of all or a portion of the Expansion Parcels and each Expansion Lease (each, an "Expansion Event").

                  (ii) Sale of Expansion Parcels. In the event of a sale of all or a portion of the Expansion Parcels, the amount of OP Units issued to the Earnout Participant shall equal the product obtained by multiplying (x) its Percentage Interest by (y) the quotient obtained by dividing (A) the net purchase price for such sale together with the assumption of any indebtedness by the purchaser by (B) the IPO Price; provided that (I) that such sale has been determined by the Board of Directors of FMP (including a majority of the Independent Directors) to be on commercially reasonable terms; and (II) such sale is consummated on or prior to December 31, 2009.

                  (iii) Expansion Lease. With respect to the execution of each Expansion Lease, the amount of OP Units issued to the Earnout Participant shall equal the product obtained by multiplying (x) its Percentage Interest by (y) the quotient obtained by dividing (A) the positive difference, if any, between the Capitalized Base Rent for such Expansion Lease and fifty percent (50%) of the Hard Costs incurred by the owner of the Foothills Mall in connection with the development of the premises demised under such Expansion Lease by (B) the IPO Price; provided that (I) that such Expansion Lease has been determined by the Board of Directors of FMP (including a majority of the Independent Directors) to be on commercially reasonable terms; (II) such Expansion Lease is executed on or prior to December 31, 2009; and (III) the Lease-Up Condition with respect to such Expansion Lease has been satisfied.

                  (iv) Limit on OP Units Issued in Connection with an Expansion Parcel Event. Notwithstanding that there may be multiple Expansion Parcel Events, (a) in no event shall the number of OP Units issued to the Earnout Participant pursuant to all such Expansion Events exceed the product obtained by multiplying (x) its Percentage Interest by (y) the quotient obtained by dividing $2,000,000 by the IPO Price; and (b) Foothills Earnout Units shall not be issued in connection with an Expansion Lease where the Foothills Earnout Units were previously issued to the Earnout Participant with respect to the premises demised under such Expansion Lease.

         (b) Pad Parcel.

                  (i) Pad Event. Subject to the terms of this Section 3(b), the Earnout Participant shall receive an amount of OP Units (rounded to the nearest OP Unit) upon the earlier of (collectively, a "Pad Event") (I) the execution of the Pad Lease; and (II) a sale of the Pad Parcel.

                  (ii) Pad Lease. With respect to the execution of the Pad Lease, the amount of OP Units issued to the Earnout Participant shall equal the product obtained by multiplying (x) its Percentage Interest by (y) the quotient obtained by dividing the Capitalized Base Rent under the Pad Lease by the IPO Price; provided that (I) that the Pad Lease has been determined by the Board of Directors of FMP (including a majority of the Independent Directors) to be on commercially reasonable terms; (II) the Pad Lease is executed on or prior to December 31, 2009; (III) the Lease-Up Condition with respect to the Pad Lease has been satisfied; and (IV) if the Pad Lease includes an option to purchase the Pad, the amount of OP Units to be issued hereunder shall be the lesser of the amount payable under this subsection (ii) and the amount of OP Units that would be issued under subsection (iii) below if it is assumed that such option to purchase were exercised concurrently with execution of the Pad Lease.

                  (iii) Pad Sale. In the event of a sale of the Pad, the amount of OP Units issued to the Earnout Participant shall equal the product obtained by multiplying (x) its Percentage Interest by (y) the quotient obtained by dividing (A) the net purchase price for the sale of the Pad together with the assumption of any indebtedness by the purchaser by (B) the IPO Price; provided that (I) such sale has been determined by the Board of Directors of FMP (including a majority of the Independent Directors) to be on commercially reasonable terms; and (II) such sale is consummated on or prior to December 31, 2009.

                  (iv) Limit on OP Units Issued in Connection with a Pad Event. Notwithstanding anything to the contrary contained in Section 3(b), in no event shall the number of OP Units issued to the Earnout Participant pursuant to a Pad Event exceed the product obtained by multiplying (x) its Percentage Interest by
(y) the quotient obtained by dividing (A) $750,000 by (B) the IPO Price.

         (c) Notice and Issuance of OP Units. Within five (5) Business Days following the occurrence of an Expansion Parcel Event or a Pad Event, FMP or the Partnership shall send to the Earnout Participant a notice setting forth the applicable event and the number of OP units to be issued to such Earnout Participant. In such event, the Partnership shall cause such OP Units to be issued and the agreement of limited partnership for the Partnership shall be amended to reflect such issuance within thirty (30) days thereafter.

4. Merger and Other Events. The rights of the Earnout Participant to receive Foothills Earnout Units and Harrisburg Earnout Units shall, at its option, be valued and converted into the right to receive OP Units equal to such value upon the occurrence of a merger, consolidation, sale of all or substantially all of the assets of FMP or the Partnership or other change of control transaction, in which the OP Units of the Partnership are converted into the right to receive cash or other consideration.

5. Non-Transferability of Earnout Rights. Other than in the case of the death or disability of the Earnout Participant, the Earnout Participant shall not transfer its right to receive Foothills Earnout Units and Harrisburg Earnout Units.

                              Annex A to Schedule 2

                                Expansion Parcels

                              Annex B to Schedule 2

                                   Pad Parcel

                                    EXHIBIT A

                                    FORM W-9

-------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                   Part 1 --  PLEASE  PROVIDE  YOUR  TIN  IN THE  BOX AT    Social Security
Form W-9                     RIGHT AND CERTIFY BY SIGNING AND DATING BELOW            Number(s) or Employer
                                                                                      Identification Number

-------------------------------------------------------------------------------------------------------------------------------
Department of                Part 2 -- Certification -- Under penalties of perjury, I certify that: (1) The number shown on this
The Treasury                 form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
Internal Revenue             (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b)
Service                      I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S.
                             resident alien).

-------------------------------------------------------------------------------------------------------------------------------
Payer's                      Certification Instructions -- You must cross out item    Part 3 --
Request for                  (2) above if you have been notified by the IRS that      Awaiting TIN  |_|
Taxpayer                     you are subject to backup withholding because you
Identification               have failed to report all interest and dividends on
Number (TIN)                 your tax return. However, if after being notified by
                             the IRS that you were subject to backup withholding
                             you received another notification from the IRS that
                             you are no longer subject to backup withholding, do
                             not cross out item (2).

-------------------------------------------------------------------------------------------------------------------------------

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER (Applicable only if the box in Part 3 above is checked)

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security Administration office, or (b) I intend to mail or deliver an application in the near future. I understand that if
I do not provide a taxpayer identification number within sixty days, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

-------------------------------------------------------------------------------------------------------------------------------

FELDMAN PARTNERS, LLC,
an Arizona limited liability company

By: ________________________________
    Name:  Lawrence Feldman
    Title: Manager

Date:  August 13, 2004
-------------------------------------------------------------------------------------------------------------------------------


              FIRPTA AFFIDAVIT -- CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that (a) a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person and (b) a partnership must withhold tax with respect to certain amounts that are allocable to or would otherwise be distributed to a foreign person that owns an interest in such partnership. To inform FEA and the Partnership that withholding of tax is not required, the undersigned hereby certifies the following as of the date hereof and as of the Closing Date:

         1. Redeeming Member, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. Redeeming Member, if not an individual, is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations promulgated under the Internal Revenue Code.

         3. Redeeming Member's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is: _____________; and

         4. Redeeming Member's address is: Feldman Partners, LLC, 3225 North Central Avenue, Suite 1205, Phoenix, Arizona 85012, Attention: Larry Feldman.

In addition, Redeeming Member agrees to inform FEA and the Partnership if he or it becomes a foreign person at any time during the three year period immediately following the date of this notice.

I understand that this certification may be disclosed to the Internal Revenue Service by the Partnership or FEA and that any false statement I have made here could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and, if this document is being signed on behalf of a Redeeming Member that is not an individual, I further declare that I have authority to sign this document on behalf of Redeeming Member.

FELDMAN PARTNERS, LLC,
an Arizona limited liability company

By: ________________________________
    Name: Lawrence Feldman
    Title: Manager
    Date: August 13, 2004

                              ---------------------
                        ACCREDITED INVESTOR QUESTIONNAIRE
                        ---------------------------------

         Redeeming Member hereby represents and warrants that he, she or it is an "Accredited Investor," as such term is defined in Rule 501 under Regulation D of the Securities Act based upon the fact that he, she or it meets at least one of the following requirements (check all that apply):

____     (1) he or she is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000; or

____     (2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year; or

____     (3) it is a private business development company as defined in Section
202(a)(22) of the Investment Advisers Act of 1940; or

____     (4) it is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

____     (5) it is an organization described in Section 501(c)(3) of the
Internal Revenue Code, corporation, Massachusetts or similar business trust, or Company, not formed for the specific purpose of acquiring the FP Units, with total assets in excess of $5,000,000; or

____     (6) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the FP Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; or

____     (7) it is an Entity in which all the equity owners are Accredited
Investors under any one of items (1) through (6) above.

Capitalized terms not defined herein shall have the meaning ascribed to such terms in that certain Feldman Partners, LLC Redemption Agreement dated as of August 13, 2004, among Feldman Equities Operating Partnership, LP, Feldman Partners, LLC, Feldman Equities of Arizona, LLC, Feldman Holdings Business Trust I and Feldman Mall Properties, Inc.

FELDMAN PARTNERS, LLC,
an Arizona limited liability company

By: _______________________________
    Name: Lawrence Feldman
    Title: Manager
    Date:  August 13, 2004